UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A (Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

Andatee China Marine Fuel Services Corporation

(Exact name of registrant as specified in its charter)

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Delaware	001-34608	80-0445030
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Unit C, No.68 of West Binhai Road, Xigang District, Dalian, P.R. of China

(Address of Principal Executive Office) (Zip Code)

011 (86411) 8240 8939

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (“Amendment No. 1”) to Andatee China Marine Fuel Services Corporation’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 11, 2015 (the “Original Filing”) is being made for the sole purpose of updating the signature on the signature page of the Original Filing. Except as described herein, the information contained in the Original Filing, has not been updated or amended, and the Company undertakes no obligation to update or revise the information set forth herein, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 1.01.	Entry into a Material Definitive Agreement

The registrant hereby incorporates by reference the disclosure made in Item 3.02 below.

Item 3.02.	Unregistered Sale of Equity Securities.

On June 10, 2015, of Andatee China Marine Fuel Services Corporation (the “Company”) entered into a certain subscription agreement (the “Subscription Agreements”) with An Fengbin (the “Purchaser”), with respect to the sale of shares of 181,818 of its common stock (the “Common Stock”) at $0.55 per share (representing the closing price of the Company’s securities on June 4, 2015) for proceeds of $100,000. The Purchaser is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act ), and the Company sold the securities in these offerings in reliance upon an exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. There were no discounts or brokerage fees associated with this offering. The proceeds of this offering will be used for general corporate and working capital purposes. A copy of the Subscription Agreement is filed as Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On June 5, 2015, the Board of Directors (the “Board”) of the Company appointed An Fengbin to serve on the Board in the capacity of the Chairman of the Board.

From May 2004 to December 2013, Mr. An has served as the Company’s Chairman, President and Chief Executive Officer. From 1985 to 1996, Mr. An worked in the Credit and Loan Department of China Agricultural Bank where he held the title of Deputy Director of Corporate Department, following which engagement, he joined Dalian Zhenyuan Oil Blending Co., Ltd. as a General Manager in 1996 and remained until May 2000. In September 2001, he established a joint venture with Sinopec Corp. (China Petroleum & Chemical Corporation) and founded Xingyuan. Mr. An graduated from Dongbei Finance and Economics University in September 2003 with a degree in Economic Management degree.

There is no arrangement or understanding between Mr. An and any other persons pursuant to which he was appointed as discussed above. Nor are there any family relationships between Mr. An and any executive officers and directors. Further, there are no transactions involving the Company and such persons which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Following the foregoing appointments, the Board consists of 5 members: Wang Hao, Zhenyu Wu, Wen Jiang, Yudong Hou and An Fengbin, all (except for Wang Hao and An Fengbin) are “independent” Board members.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Subscription Agreement dated as of June 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andatee China Marine Fuel Services Corporation

By:	/s/ An Fengbin
An Fengbin, Chairman of the Board of Directors

Date: June 15, 2015.